UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Freedom Holding Corp.
(Name of Registrant as Specified in Its Charter)
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Freedom Holding Corp.
“Esentai Tower” BC, Floor 7
77/7 Al Farabi Ave.,
Almaty, 050040, Republic of Kazakhstan
_________________

Dear Stockholders:

You are cordially invited to attend the 2019 annual meeting of stockholders (the ‘‘2019 Annual Meeting’’) of Freedom Holding Corp. (the ‘‘Company,’’ “FRHC,” “us,” “our,” or “we”) which will be held at the Ritz Carlton Hotel, Altitude Conference Hall, 28th Floor, Esentai Tower, 77/7 Al Farabi Ave., Almaty, 050040, Republic of Kazakhstan on September 10, 2019 at 7:00 p.m. local time.

The formal notice of the 2019 Annual Meeting is provided in the enclosed proxy statement. At the 2019 Annual Meeting we will discuss each item of business described in the Notice of 2019 Annual Meeting of Stockholders and proxy statement.

Important notice regarding the availability of proxy materials for the 2019 Annual Meeting. On or about July 26, 2019, we will begin mailing to certain stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Annual Report on Form 10-K for the year ended March 31, 2019 (the “2019 Annual Report”), via the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials. Stockholders who do not receive the Notice of Internet Availability of Proxy Materials will receive a paper copy of the Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and 2019 Annual Report, which we will also begin mailing on or about July 26, 2019. Copies of our Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and 2019 Annual Report are available at www.proxyvote.com.

Voting by the internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the internet or telephone, you help us reduce postage and proxy tabulation costs.

Your vote is important to us. The enclosed proxy statement provides you with detailed information regarding the business to be considered at the 2019 Annual Meeting. Your vote is important. We urge you to please vote your shares now whether or not you plan to attend the 2019 Annual Meeting. You may revoke your proxy at any time before the proxy is voted by following the procedures described in the enclosed proxy statement.

By order of the board of directors,
/s/ Timur Turlov
Timur Turlov Chief Executive Officer and Chairman

July 26, 2019

FREEDOM HOLDING CORP.
NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 10, 2019

Time and Date:	7:00 p.m. local time, on September 10, 2019

Location:	Ritz Carlton Hotel, Altitude Conference Hall, 28th Floor, Esentai Tower, 77/7 Al Farabi Ave., Almaty, 050040, Republic of Kazakhstan.

Items of Business:	(1)
Elect two Class III directors until the 2022 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified, the following two nominees recommended by the Board of Directors: Timur Turlov and Jason Kerr.

(2) Ratification of the appointment of WSRP, LLC. as our independent registered public accounting firm for the 2020 fiscal year.
(3) Transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Record Date:	You can vote if you were a stockholder of record at the close of business on July 15, 2019.

Internet Availability:
We are using the internet as our primary means of furnishing our proxy materials to our stockholders. Rather than sending stockholders a paper copy of our proxy materials, we are sending them a notice with instructions for accessing the materials and voting via the internet. We believe this method of distribution makes the proxy distribution process more efficient and less costly and will limit our impact on the environment. This notice of the 2019 Annual Meeting, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, are available at www.proxyvote.com.

We anticipate that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about July 26, 2019. The proxy statement and the form of proxy relating to the 2019 Annual Meeting are first being made available to stockholders on or about July 26, 2019.

Proxy Voting:
It is important that your shares be present or represented and voted at the 2019 Annual Meeting. You can vote your shares on the internet at www.proxyvote.com, by telephone by calling 1-800-690-6903, by completing and returning your proxy card, or in person at the 2019 Annual Meeting. Voting instructions are printed on your proxy card or included with your proxy materials. You can revoke a proxy before its exercise at the 2019 Annual Meeting by following the instructions in the accompanying proxy statement.

By order of the board of directors,
/s/ Timur Turlov
Timur Turlov Chief Executive Officer and Chairman

July 26, 2019

INFORMATION ABOUT THE 2019 ANNUAL MEETING AND VOTING

Why did I receive these Proxy Materials?

We are providing this notice of annual meeting of stockholders, proxy statement, voting instructions and Annual Report on Form 10-K for the fiscal year ended March 31, 2019 (the “Proxy Materials”) in connection with the solicitation by the board of directors (the “Board”) of Freedom Holding Corp. (the “Company,” “FRHC,” “we,” “us” or “our”), a Nevada corporation, of proxies to be voted at our 2019 annual meeting of stockholders and at any adjournment or postponement thereof (the “2019 Annual Meeting”).

We anticipate that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about July 26, 2019. The proxy statement and the form of proxy relating to the 2019 Annual Meeting are first being made available to stockholders on or about July 26, 2019.

You are invited to attend the 2019 Annual Meeting on September 10, 2019, beginning at 7:00 p.m. local time. The 2019 Annual Meeting will be held at the Ritz Carlton Hotel, Altitude Conference Hall, 28th Floor, Esentai Tower, 77/7 Al Farabi Ave., Almaty, 050040, Republic of Kazakhstan. Stockholders will be admitted to the 2019 Annual Meeting beginning at 6:30 p.m. local time. Seating will be limited.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the “stockholder of record” with respect to those shares. If you are a stockholder of record, we are sending the Proxy Materials directly to you at the address of record on account with Pacific Stock Transfer Company.

If your shares are held in a stock brokerage account or by a bank or other holder of record, those shares are held in “street name.” You are considered the “beneficial owner” of those shares held in street name. The Proxy Materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the proxy or voting instructions included in the mailing or by following their instructions for voting by telephone or on the internet.

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials?

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are providing access to our Proxy Materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to many of our stockholders. If you received a notice by mail, you will not receive a printed copy of the Proxy Materials unless you request one. The notice tells you how to access and review the Proxy Materials over the internet at www.proxyvote.com. The notice also tells you how to access your proxy card to vote on the internet. If you received a notice by mail and would like to receive a printed or email copy of the Proxy Materials, please follow the instructions included in the notice.

What should I bring with me to attend the 2019 Annual Meeting?

Stockholders must present a form of personal identification to be admitted to the 2019 Annual Meeting.

If your shares are held beneficially in the name of a broker, bank or other holder of record and you plan to attend the 2019 Annual Meeting, you must also present proof of your ownership of Company common stock, such as a brokerage or bank account statement in your name or a signed letter from the brokerage or bank that beneficially holds your shares identifying you as the ultimate beneficial owner of the shares, to be admitted to the 2019 Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the 2019 Annual Meeting.

Who is entitled to vote at the 2019 Annual Meeting?

Stockholders of record at the close of business on July 15, 2019, the record date for the 2019 Annual Meeting, are entitled to receive notice of and vote at the 2019 Annual Meeting. You are entitled to one vote on each matter presented at the 2019 Annual Meeting for each share of common stock you owned at that time. Stockholders have no right to cumulative voting as to any matter, including the election of directors. At the close of business on July 15, 2019, there were 58,093,212 shares of our common stock outstanding.

How do I vote?

You may vote using any of the following methods:

By Mail

If you received paper copies of the Proxy Materials, you may vote by completing, signing and dating your proxy card and returning it in the enclosed envelope.

By Internet

We encourage you to vote and submit your proxy over the internet at www.proxyvote.com.

By Telephone

You may vote by telephone by calling 1-800-690-6903.

In person at the 2019 Annual Meeting

Stockholders may vote in person at the 2019 Annual Meeting. You may also be represented by another person at the 2019 Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot and a form of identification to be able to vote at the 2019 Annual Meeting.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●
written notice of revocation to our Corporate Secretary at Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas Nevada 89134;

●
timely submission of a valid, later-dated proxy via mail, the internet or the telephone; or

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voting by ballot at the 2019 Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. You may also vote in person at the 2019 Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the internet or by telephone, instructions for which would be provided by your brokerage firm on your voting instruction form.

If you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of WSRP, LLC as our independent registered public accounting firm (Proposal Two) is considered to be a discretionary item, and your brokerage firm will thus be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The election of directors (Proposal One) is considered to be a non-discretionary item; therefore if you do not instruct your broker how to vote with respect to this proposal, your broker is not permitted to vote with respect to that proposal and those votes will thus be considered “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (July 15, 2019) along with a form of personal identification to be admitted to the 2019 Annual Meeting on September 10, 2019. To be able to vote your shares held in street name at the 2019 Annual Meeting, you will need to obtain a proxy card from the holder of record.

How will votes be counted?

Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted by mail, over the internet or by telephone, or on a ballot voted in person at the 2019 Annual Meeting.

What constitutes a quorum?

For business to be conducted at the 2019 Annual Meeting, a quorum must be present in person or represented by valid proxies. For each of the proposals to be presented at the 2019 Annual Meeting, a quorum consists of the holders of a majority of the shares of common stock issued and outstanding on July 15, 2019, the record date, or at least 29,046,607 shares.

Shares of common stock present in person or represented by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal) will be counted for purposes of determining whether a quorum exists at the 2019 Annual Meeting.

If a quorum is not present, the 2019 Annual Meeting will be adjourned until a quorum is obtained.

What vote is required for each item and how does the Board recommend that I vote?

Proposal One – Election of Directors. Under our By-Laws, a nominee for director will be elected to the Board by a plurality of votes given at the election, meaning the nominee will be elected if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election. Abstentions and broker non-votes are not considered votes cast for or against the nominee and will have no effect on the proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker cannot vote your shares with respect to the election of directors.

Our Restated Articles of Incorporation provide that our Board shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors, with each director serving for a term of three years and until his or her successor has been duly elected and qualified. Our Nominating and Corporate Governance Committee (“nominating committee”) recommended to the Board, and Board has nominated two individuals, Timur Turlov and Jason Kerr, each of whom currently serves as a Class III director, for election as Class III directors at the 2019 Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE TWO NOMINEES NAMED IN THE ENCLOSED PROXY MATERIALS TO THE BOARD

Proposal Two – Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the total number of votes of our common stock present in person or represented by proxy and entitled to vote on the proposal is needed to ratify the selection of WSRP, LLC as our independent registered public accounting firm for our 2020 fiscal year. Abstentions count as votes against the proposal. If you do not provide instructions to your brokerage firm regarding how to vote your shares on this proposal, your broker may (a) vote your shares on your behalf (because this proposal is a “discretionary” item) or (b) leave your shares unvoted. Our By-laws do not require that stockholders ratify the appointment of our independent auditors. However, we are submitting the appointment of WSRP, LLC to you for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection, we will consider that failure as a direction to the Board and the Audit Committee of the Board (the “audit committee”) to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm, at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF WSRP, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Where can I find the voting results?

We will report the voting results in a Current Report on Form 8-K within four business days after completion of our 2019 Annual Meeting.

Could other matters be decided at the 2019 Annual Meeting?

At the date this proxy statement went to press, we did not know of any matters to be raised at the 2019 Annual Meeting other than those described in this proxy statement. If other matters are properly presented at the 2019 Annual Meeting for consideration, however, the proxies appointed by the Board will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay for the cost of this proxy solicitation. We do not intend to solicit proxies other than by use of the mail or website posting, but certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf.

Who will count the vote?

The inspector of elections appointed for the 2019 Annual Meeting will tabulate all votes.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Proxy Materials, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings, if any.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please make a written request to the: Corporate Secretary, Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134, email usoffice@freedomholdingcorp.com or contact our Corporate Secretary at (801) 355-2227. If multiple stockholders of record who have the same address receive only one copy of the Proxy Materials and would like to receive additional copies, or if they would like to receive a copy for each stockholder living at that address in the future, send a written request to the address or email address above or contact our Corporate Secretary at (801) 355-2227. Upon such written or oral request, we will promptly deliver separate Proxy Materials to any stockholders who receive one paper copy at a shared address.

Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Other information

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 (the “2019 Annual Report”), accompanies this proxy statement. No material contained in the Annual Report is to be considered a part of the Proxy Materials. “Fiscal 2019” refers to the 52-week fiscal year that ended on March 31, 2019. “Fiscal 2018” refers to the 52-week fiscal year that ended on March 31, 2018. The contents of our corporate website or the corporate website of any of our subsidiaries are not incorporated by reference into this proxy statement.

PROPOSAL ONE—ELECTION OF DIRECTORS

Our Restated Articles of Incorporation provide that our Board shall be divided into three classes. Generally, each director serves for a term of three years and until his or her successor has been duly elected and qualified. The term of office of the Class III Directors expires at the 2019 Annual Meeting. The nominating committee recommended and the Board has nominated Timur Turlov and Jason Kerr to stand for re-election at the 2019 Annual Meeting as Class III Directors. Mr. Turlov has served as a member of the board since November 2015 and Mr. Kerr has served as a member of the board since May 2008. If elected at the 2019 Annual Meeting each of these nominees would serve until the 2022 Annual Meeting and until his successor is duly elected and qualified, or if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes cast in person or by proxy and entitled to vote on the election of directors. The two nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy at the 2019 Annual Meeting and voting on the election of directors) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the two nominees named above. If, prior to the 2019 Annual Meeting, it should become known that either of the nominees will be unwilling or unable to serve as a director after the 2019 Annual Meeting by reason of resignation, death, incapacity or other unexpected occurrence, the proxies will be voted “For” such substitute nominee as is determined by nominating committee and the Board or, alternatively, not voted for any nominee. The Board has no reason to believe that either nominee will withdraw or be unable to serve. Proxies cannot be voted for more than the number of nominees proposed for election.

The Board believes that it is necessary for each of our directors to possess many qualities and skills. When searching for candidates, the nominating committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The nominating committee considers a candidate’s business experience, issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value. Candidates should possess one or more of the following skills and qualifications: experience in the financial services industry, experience in international business regulation, financial expertise, accounting skills, human resource management, public company management, etc. The nominating committee does not have a formal policy with respect to Board diversity. The Board and the nominating committee believe that it is desirable to have a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experience. In considering candidates for the Board, the nominating committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

The following is a brief biography of the nominees for Class III directors and each person whose term as a Class I or Class II director will continue after the 2019 Annual Meeting.

Timur Turlov Age: 31 Class III Director Since: November 2015 Non-independent Committee Memberships: Nominating and Corporate Governance

Mr. Turlov graduated from Russia State Technic University (named after Tsiolkovsky) in 2009 with a Bachelor of Science degree in economics and management. Mr. Turlov has more than 10 years of experience in various areas in the international securities industry. From July 2013 to July 2017, Mr. Turlov served as the Advisor to the Chairman of the Board of JSC Freedom Finance (“Freedom KZ”). In that capacity, Mr. Turlov was primarily responsible for strategic management, public and investor relations events, investment strategy, sales strategy, and government relations. In July 2017, Mr. Turlov became Chairman of the Board of Directors of Freedom KZ. He has also served as the General Director of LLC IC Freedom Finance (“Freedom RU”), since August 2011. As the General Director, Mr. Turlov is responsible for establishing Freedom RU’s strategic goals, including acquisition and retention of large clients, sales strategy and company development. From May 2012 through January 2013, Mr. Turlov served as the Chairman of the Board of Directors of JSC Nomad Finance where he oversaw business set up and acquisition of large clients. From July 2010 through August 2011, Mr. Turlov was employed as the Vice Director of the International Sales Department of Nettrader LLC. In this capacity, his major responsibilities included consulting to set up access to foreign markets, trading, back office, and internal accounting functions. Mr. Turlov also owns interests in other businesses, including other securities brokerage firms that are not subsidiaries of the Company.

Skills and Qualifications: Mr. Turlov was selected as a director nominee based on his in depth knowledge of the business of the Company and capital markets, his professional experience and his educational background in economics and management.

Jason Kerr Age: 47 Class III Director Since: May 2008 Independent
Mr. Kerr earned his Bachelor of Science degree in economics in 1995 and a Juris Doctorate in 1998 from the University of Utah, where he was named the William H. Leary Scholar. In 2011, Mr. Kerr founded the law firm Price, Parkinson & Kerr, where he practices commercial litigation. From 2006 to 2011, Mr. Kerr was the associate general counsel of Basic Research, LLC, concentrating in intellectual property litigation. Before joining Basic Research, Mr. Kerr was a partner with the law firm of Plant, Christensen & Kanell in Salt Lake City, Utah. Mr. Kerr was employed with Plant, Christensen & Kanell from 1996 through 2001 and from 2004 to 2006. From 2001 through 2004, Mr. Kerr was employed as a commercial litigator with the Las Vegas office of Lewis and Roca. Mr. Kerr became our director in May 2008.

Committee Memberships:
Audit Nominating and Corporate Governance
Skills and Qualifications: Mr. Kerr was selected as a director nominee based on his educational background in economics, his managerial and business management skills, and his extensive professional experience as both in-house and outside legal counsel.

Boris Cherdabayev Age: 65 Class I Director Since: February 2019 Continuing in office until the 2020 Annual Meeting Independent Committee Memberships: Audit Compensation

Since 2012 Mr. Cherdabayev has served as Counsellor to the Chairman of the management board of Weatherford-CER, a privately owned joint venture company between Weatherford International and Caspian Energy Research LLP. Mr. Cherdabayev served as the Chairman of the board of BMB Munai Inc., the predecessor of the Company, from November 2003 to November 2015 and also as Chief Executive Officer from November 2003 through August 2007. From May 2000 to May 2003, Mr. Cherdabayev served as Director at TengizChevroil LLP multi-national oil and gas company owned by Chevron, ExxonMobil, KazMunayGas and LukOil. From 1998 to May 2000, Mr. Cherdabayev served as a member of the Board of Directors, Vice-President of Exploration and Production and Executive Director on Services Projects Development for NOC “Kazakhoil”, an oil and gas exploration and production company. From 1983 to 1988 and from 1994 to 1998 he served as a people’s representative at Novouzen City Council (Kazakhstan); he served as a people’s representative at Mangistau Oblast Maslikhat (regional level legislative structure) and a Chairman of the Committee on Law and Order. For his achievements Mr. Cherdabayev has been awarded with a national “Kurmet” order. Mr. Cherdabayev earned an engineering degree from the Ufa Oil & Gas Institute, with a specialization in “machinery and equipment of oil and gas fields” in 1976. Mr. Cherdabayev also earned an engineering degree from Kazakh Polytechnic Institute, with a specialization in “mining engineer on oil and gas fields’ development.” During his career he also completed an English language program in the United States, the СНАМР Program (Chevron Advanced Management Program) at Chevron Corporation offices in San Francisco, California, and the CSEP Program (Columbia Senior Executive Program) at Columbia University.

Skills and Qualifications: Mr. Cherdabayev was selected as a director because of his extensive executive management and board experience with both private and U.S. public companies.
Askar Tashtitov Age: 40 Class I Director Since: May 2008 Continuing in office until the 2020 Annual Meeting Non-independent

Mr. Tashtitov has served as the president of the Company since June 2018 and leads our investment banking activities. He has served as a director of the Company since May 2008 and was employed with BMB Munai, Inc., the predecessor of the Company, from December 2004 through November 2015, serving as the president from May 2006 to November 2015. Mr. Tashtitov earned a Bachelor of Arts degree from Yale University majoring in economics and history in 2002. Mr. Tashtitov passed the AICPA Uniform CPA Examination in 2006.

Skills and Qualifications: Mr. Tashtitov was selected as a director because he has 15 years of experience in the public company arena, with particular expertise in interfacing with equity and debt financing professionals, as well as investment banking and significant business management experience.

Committee Memberships: Compensation

Leonard Stillman

Age: 76
Class II Director Since:
October 2006
Continuing in office until the 2020 Annual Meeting

Independent

Committee Memberships:
Audit
Compensation
Nominating and Corporate Governance

Mr. Stillman earned his Bachelor of Science degree in mathematics from Brigham Young University and Masters of Business Administration from the University of Utah. He began his career in 1963 with Sperry UNIVAC as a programmer developing trajectory analysis software for the Sergeant Missile system. Mr. Stillman spent many years as a designer and teacher of computer language classes at Brigham Young University, where he developed applications for the Administrative Department including the school’s first automated teacher evaluation system. During that time, he was also a vice-president of Research and Development for Automated Industrial Data Systems, Inc. and the Owner of World Data Systems Company, which provided computerized payroll services for companies such as Boise Cascade. Mr. Stillman has over 45 years of extensive business expertise, including strategic planning, venture capital financing, budgeting, manufacturing planning, cost controls, personnel management, quality planning and management, and the development of standards, policies, and procedures. He has extensive skills in the design and development of computer software systems and computer evaluation. Mr. Stillman helped found Stillman George, Inc. in 1993 and founded Business Plan Tools, LLC in 2004. He was employed with Stillman George, Inc. until 2010, where his primary responsibilities included managing information, technical development, and financial analysis projects and development, as well as general company management and consulting activities. From 2008 to 2009 Mr. Stillman served as the interim chief financial officer of BMB Munai, Inc., the predecessor to the Company. He is currently employed by Business Plan Tools, LLC, which provides cloud-based SaaS business planning software and consolidates a broad variety of skills from a growing group of business professionals to provide needed support in finance, marketing, management, sales, planning, product development, and more to businesses worldwide.

Skills and Qualifications: The Board selected Mr. Stillman as a director because of his significant background in business management, strategic planning, corporate finance, and information management.

No directors, nominees for director or executive officers have any family relationship to any other director, nominee for director or executive officer. None of the nominees have held directorships with other public corporations during the past five years.

No director, nominee for director or executive officers or, to our knowledge, any owner of record or beneficially of more than five percent of our common stock, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE

CORPORATE GOVERNANCE

Director Independence

The Board relies upon the OTC Markets Group OTCQX Rules for U.S. Companies and the SEC’s director independence requirements to provide guidelines to assist it in its determination of director independence. The Company is a “Controlled Company” as defined by the NYSE and NASDAQ. As such, we are not required to have a majority of independent directors on our Board, nor are we required to have a majority of independent directors on our nominating committee or our compensation committee. While our Board is presently staffed by a majority of independent directors that may not always be the case. Our audit committee is currently staffed solely by independent directors, but our compensation committee and nominating committee each have one member that is not independent. For so long as the Company remains a Controlled Company, we anticipate we may take advantage of the exemptions to the independence requirements available to Controlled Companies.

The nominating committee and the full Board review the independence of all members of the Board for purposes of determining which Board members are deemed independent. Based on the director independence standards of the OTC Markets Group OTCQX Rules for U.S. Companies, the nominating committee and the full Board affirmatively determined that Mr. Kerr, Mr. Stillman and Mr. Cherdabayev are independent. In making this determination, our nominating committee and Board considered the current and prior relationships that each of the directors has with our Company and all other facts and circumstances our nominating committee and Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and other transactions, relationships, and arrangements that are not required to be disclosed in this proxy statement.

Transactions with Related Persons

Our named executive officers and the Board are required to complete a questionnaire on an annual basis that requires them to disclose any related person transactions and potential conflicts of interest. Our Chief Financial Officer reviews the responses to the questionnaires and, if a related person transaction or potential conflict of interest is reported by a director or named executive officer, the questionnaire will be submitted to the audit committee for review. If necessary, the audit committee will determine whether the relationship is material and will have any effect on the director’s independence. After making that determination, the audit committee will approve or reject the transaction.

Communication with the Board

The Board encourages communication from our stockholders. Any interested parties who wish to communicate with the non-management directors should send any such communication to the Corporate Secretary at 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134. All such stockholder communication will be reviewed by the Corporate Secretary who will determine the appropriate response or course of action.

BOARD LEADERSHIP STRUCTURE

Board Leadership

The Chairman of the Board and Chief Executive Officer of the Company is Timur Turlov, our controlling stockholder. Mr. Turlov, along with the executive management team, is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Board is responsible to hold management accountable for execution of strategy once it is developed. The Board believes that it is currently in the best interests of the Company and our stockholders for Mr. Turlov to serve as Chief Executive Officer and Chairman of the Board. Our directors bring different perspectives, experience, insight and expertise from outside the Company while Mr. Turlov brings Company specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer also facilitates flow of information between the Board and management.

The Board currently consists of five members; our Chief Executive Officer, our President and three non-employee directors, all of whom are independent. Members of the Board are kept informed of the Company’s operations by reviewing materials provided to them, speaking to our executives, employees and legal counsel and by attending meetings of the Board. We do not currently have a lead independent director.

BOARD COMMITTEES

Prior to July 2018, the full Board fulfilled the functions which have now been assigned to the Board committees listed in the table below. As noted above, as a Controlled Company we are exempt from certain board and committee independence requirements of the NYSE and NASDAQ. Our audit committee consists of all independent directors. Our compensation committee and our nominating committee are each staffed by two independent directors and one non-independent director.

The memberships of each committee as of the date of this proxy statement are listed below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Leonard Stillman	C	X	X
Jason Kerr	X		X
Boris Cherdabayev	X	X
Timur Turlov*			C
Askar Tashtitov*		C

An “X” indicates membership on the committee.
A “C” indicates that the director serves as the chairman of the committee.
* Mr. Turlov and Mr. Tashtitov do not meet the independence qualifications.

Audit Committee

The Audit Committee Charter provides that the audit committee is primarily responsible for the integrity of our accounting and financial reporting process, our compliance with legal and regulatory requirements, the independence, qualifications and the performance of our independent registered public accounting firm, and performance of internal audit functions. Specifically, these duties include: selecting, retaining, compensating, overseeing, and if necessary, terminating our independent registered public accounting firm and any other registered public accounting firm, as necessary; approving audit and non-audit services provided to us by the independent registered public accounting firm; approving all audit engagement fees and terms; reviewing the scope of the audit to be conducted by such firm, including the firm’s internal quality control procedures, and issues raised by the most recent peer review or public company accounting oversight board (United States) (“PCAOB”) review or inspection, as well as the results of its audit; evaluating, at least annually, the qualifications, performance and independence of the independent auditors; reviewing and discussing with the independent auditors any audit problems, difficulties and disagreements and management’s responses to same; overseeing our financial reporting activities, including annual and quarterly reports and the accounting standards and principles followed; reviewing and approving the design and implementation of an internal audit function; reviewing and approving related-party transactions; overseeing legal and regulatory compliance; overseeing disclosure and internal controls, including establishing and overseeing procedures to address concerns about the same; and preparing the report of the audit committee, as required by the rules and regulations of the SEC, included in this proxy statement.

Each member of the audit committee is financially literate. Mr. Stillman, Mr. Kerr and Mr. Cherdabayev each meet the “Independent Director” definition of the OTC Markets Group OTCQX Rules for U.S. Companies and the SEC. The Board has determined that Mr. Stillman qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. We did not staff our audit committee until July 2018 and the full Board performed the functions of the audit committee. During fiscal 2019, the audit committee did not meet independent of the full board. The amendments to the Audit Committee Charter adopted in February 2019 provide that the audit committee will meet at least four times annually. As of the date of printing the audit committee has met three times during fiscal 2020.

Report of the Audit Committee

The audit committee oversees our financial reporting process on behalf of the Board. Management is responsible for our internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. Our independent registered public accounting firm is responsible for performing an integrated audit of our consolidated financial statements and of our internal control over financial reporting in accordance with standards of the PCAOB, and to issue opinions thereon. The audit committee’s responsibility is to monitor and oversee these processes. In this capacity, the audit committee provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the audit committee’s members in business, financial and accounting matters.

The audit committee reviewed and discussed with management and WSRP, LLC, our independent registered public accounting firm, our audited financial statements for the fiscal year ended March 31, 2019. The audit committee reviewed and discussed with management and WSRP, LLC, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and WSRP, LLC’s opinion about the effectiveness of the Company’s internal control over financial reporting. The audit committee discussed with WSRP, LLC the matters required to be discussed by applicable requirements of the PCAOB as currently in effect. The audit committee also received the written disclosures and the letter from WSRP, LLC required by applicable requirements of the PCAOB regarding auditor-audit committee communications concerning independence and discussed with WSRP, LLC its independence from Freedom Holding Corp. and its management.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, that our audited financial statements be included in the Company’s 2019 Annual Report, which has been filed with the SEC. These are the same financial statements that appear in our Annual Report.

Members of the Audit Committee:
Leonard Stillman, Chair
Jason Kerr
Boris Cherdabayev

Compensation Committee

The compensation committee charter provides that the primary function of the compensation committee is to carry out the duties assigned to it by the Board relating to review and determination of executive compensation. The Compensation Committee Charter assigns the compensation committee the following authority and responsibilities: reviewing and approving corporate goals and objectives applicable to the compensation of the chief executive officer (“CEO”) and evaluation of the CEO’s performance to determine and approve CEO compensation; reviewing and approving the compensation of all other executive officers; reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by our stockholders; reviewing with management executive compensation disclosure to be included, as required by SEC rules and regulations, in our annual reports on Form 10-K and/or proxy statements; reviewing, approving and, when appropriate, recommending to the Board for approval, any employment agreements and severance arrangements or plans, including any benefits to be provided in connection with a change in control, and any amendments or terminations thereto; determining stock ownership guidelines for executive officers and monitoring compliance with such guidelines; reviewing incentive compensation arrangements and the relationship between risk management policies and practices and compensation policies and practices; reviewing and recommending to the Board for approval the frequency of Say on Pay votes; reviewing all director compensation and benefits; and overseeing engagement with stockholder and proxy advisory firms on matters of executive compensation.

The Compensation Committee Charter allows the compensation committee to invite such members of management to its meeting as it deems appropriate, but in all cases the CEO and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.

The Compensation Committee Charter provides that the compensation committee will annually conduct an evaluation of its duties under the charter and present the result to the Board. The Compensation Committee Charter also authorizes the compensation committee to access, at our expense, such internal and external resources, including retaining, legal, financial and other advisors, such as compensation consultants, as the compensation committee deems necessary or appropriate to fulfill its responsibilities. Neither the compensation committee nor the Board retained the services of a compensation consultant during fiscal 2019. The Compensation Committee Charter authorizes the compensation committee to delegate any of its responsibilities and authority to one or more subcommitees as it deems appropriate.

Mr. Tashtitov is the Chairman of the compensation committee and Mr. Stillman and Mr. Cherdabayev are members of the committee. As our president, Mr. Tashtitov does not qualify as an independent director. Mr. Stillman and Mr. Cherdabayev do qualify as independent directors. To the extent securities laws or other laws, rules or regulations require approval by the full Board, or by the independent members of the Board, such matters will be submitted for appropriate approval. The compensation committee did not meet independent of the full board during fiscal 2019, but as of the date of printing, it has met once during fiscal 2020.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee Charter provides that the nominating committee’s responsibilities include, among other things: determining the qualifications, qualities, skills, and other expertise required to be a director; identifying individuals qualified to become Board members; recommending to the Board nominees to stand for election or to fill any vacancies; developing and recommending a set of corporate governance guidelines; overseeing our corporate governance practices and procedures; developing, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and overseeing the conduct of the annual evaluation; reviewing the Board’s committee structure and composition and making recommendations to the Board regarding the appointment of directors to serve as members of each committee; developing and recommending to the Board for approval director standards for determining whether a director has a material relationship with the Company that would impair his or her independence; as necessary, amending and updating our Code of Ethics and Business Conduct; monitoring compliance with, investigating any alleged breach or violation of, and enforcing the provisions of our Code of Ethics and Business Conduct; developing and recommending to the Board for approval an officer succession plan; and reviewing all tendered director resignation letters and evaluating and recommending to the Board whether such resignations should be accepted.

In discharging its responsibilities to nominate candidates for election to the Board neither the Board, nor the nominating committee has, at this time, specified any minimum qualifications for serving on the Board. We believe that our directors should have the highest professional and personal ethics and values, consistent with our values and standards. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the nominating committee also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board.

Because of the size of the Company and the limited need to seek additional directors, there is no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company, the Board or the nominating committee, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders. The nominating committee did not meet independent of the full board during fiscal 2019. As of the date of printing the nominating committee has met once during fiscal 2020.

The Nominating and Corporate Governance Charter authorizes the nominating committee to access, at our expense, such internal and external resources, including retaining, legal, financial and other advisors, such as the nominating committee deems necessary or appropriate to fulfill its responsibilities.

Stockholder Nominees for Director

Our nominating committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements, our By-laws, Nevada state corporate law and any other applicable law, rule or regulation regarding director nominations. Under our By-laws, nominations of persons for election to the Board may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record as of the record date and at the time of giving of the notice provided for in our By-laws and at the time of the annual meeting; and provides timely notice and otherwise complies with the procedures set forth in our By-laws.

No candidates for director nominations were submitted to the nominating committee by any stockholder in connection with 2019 Annual Meeting. Any stockholder desiring to present a nomination for consideration by the nominating committee prior to the 2020 Annual Meeting must do so in accordance with our By-laws and policies as described in more detail in “Stockholder Proposals for the 2020 Annual Meeting,” elsewhere in this proxy statement.

Advance Notice Provisions

To be timely, a stockholder’s notice pursuant to the advance notice provisions of our By-laws must be in writing and delivered to us at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the tenth day following the day following the day on which public announcement of the date of such meeting is first made. A stockholder’s notice pursuant to the advance notice provision of our By-Laws should be delivered to: Chairman of the Nominating and Corporate Governance Committee c/o Corporate Secretary, Freedom Holding Corp, “Esentai Tower” BC, Floor 7, 77/7 Al Farabi Ave., Almaty, 050040, Republic of Kazakhstan.

To be in proper form, a stockholder’s notice pursuant to the advance notice provisions of our By-laws must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

●
the name and address of the stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is being made;
●
the class and number of our shares which are owned by the stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the notice, and a representation that the stockholder will notify us in writing of the class and number of such shares owned of record and beneficially by the stockholder as of the record date for the meeting within five business days after the record date for such meeting;
●
a description of any agreement, arrangement, or understanding with respect to such nomination between or among the stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the stockholder will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
●
a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of your notice by, or on the stockholder’s behalf, or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of our stock, and a representation that the stockholder will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;

●
a representation that the stockholder is a holder of record of our shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and
●
a representation whether the stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

The stockholder’s notice must provide the nominating committee the following:

●
the name, age, business address, and residence address of each proposed nominee;
●
the principal occupation or employment of each such nominee;
●
the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);
●
such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;
●
a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Corporate Secretary upon written request) and a written statement and agreement executed by each such nominee acknowledging that such person:
o
consents to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected,
o
intends to serve as a director for the full term for which such person is standing for election, and
o
makes the following representations: (1) that the nominee has read and agrees to adhere to our Code of Ethics and Business Conduct and other corporate governance policies and guidelines applicable to directors, (2) that the nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director, will act or vote on any issue or question, (3) that the nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person’s nomination for director or service as a director.

Proxy Access Provisions

Pursuant to the proxy access provisions of our By-laws, a stockholder, or a group of not more than 20 stockholders, that has continuously owned for at least three years a number of shares that represents at least 3% of our outstanding voting shares can nominate for inclusion in the Company’s proxy statement a number of nominees not to exceed 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered to the Company, or if such amount is not a whole number, the closest whole number less than 20%, provided that the stockholder(s) and the stockholder nominee(s) satisfy the requirements specified in our By-laws. Such requirements include the timely delivery of a stockholder’s notice to our Corporate Secretary.

To be timely, a stockholder’s notice pursuant to the proxy access provisions must be delivered to our Corporate Secretary at our principal executive offices not later than 120 days nor more than 150 days prior to the first anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days or delayed more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

A stockholder’s notice pursuant to the proxy access provisions must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

●
the information required in a stockholder’s notice pursuant to the advance notice provisions of our By-laws;
●
a statement of the stockholder (a) setting forth and certifying to the number of shares of the Company the stockholder owns and has owned continuously for at least three years as of the date of the notice and (b) agreeing to continue to own such shares through the applicable annual meeting;
●
a copy of the Schedule 14N that has been or concurrently is filed with the SEC as required by Rule 14a-18 under the Exchange Act;
●
the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N if the relationship existed on the date of submission of the Schedule 14N; and
●
written agreements of the stockholder(s) setting forth certain additional agreements, representations and warranties specified in our By-laws.

Corporate Governance Guidelines

The Nominating and Corporate Governance Committee Charter provides that the nominating committee will develop Corporate Governance Guidelines, and once developed, assess and review those guidelines at least annually. The Corporate Governance Guidelines are anticipated to describe our corporate governance practices and address corporate governance areas such as Board composition and responsibilities, compensation of directors and executive succession planning.

Executive Sessions

The Board held no executive sessions with only the independent directors in attendance during the 2019 fiscal year. We anticipate the Corporate Governance Guidelines to be developed by the nominating committee will provide guidelines for holding executive sessions.

Meeting Attendance

The Board met three times during fiscal 2019 and took action by unanimous written consent of the board of directors one other time during fiscal 2019. Each director attended at least 75% of the meetings of the Board. In addition to participation in Board meetings, our directors discharged their responsibilities throughout the year through personal meetings and other communications, including telephone contact on any matters of interest and concern.

We do not have a formal policy requiring members of the Board to attend the annual meeting, although all directors are encouraged to attend if available. Two members of our board of directors attended the 2018 annual meeting of stockholders.

Risk Management

The Board has an active role, in overseeing management of our risks. In June 2018, the Board adopted a charter for the audit committee and in July the Board adopted charters for the compensation committee and the nominating committee. These charters were amended in February 2019. The Board committees were initially staffed by the Board in July 2018. Prior to July 2018, the full Board fulfilled the functions which are now assigned to those committees. The audit committee oversees management of financial risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The nominating committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about those risks. The Board seeks to ensure that management has in place processes for dealing appropriately with risk. It is the responsibility of our senior management to develop and implement our short-term and long-term objectives and to identify, evaluate, manage and mitigate the risks inherent in seeking to achieve those objectives. Management is responsible for identifying risks and risk controls related to significant business activities and Company objectives, developing programs to determine the sufficiency of risk identification, balancing of potential risk to potential reward and the appropriate manner in which to control risk.

Indemnification

As permitted by Nevada state corporate law, our Restated Articles of Incorporation and By-Laws authorize and require us to indemnify our officers and directors to the fullest extent permitted under Nevada law.

Other Corporate Governance Resources

The charters of each committee and our Code of Ethics and Business Conduct are available on the Investor Relations Section of our website, www.freedomholdingcorp.us.

DIRECTOR COMPENSATION

We had five directors on March 31, 2019, the last day of our 2019 fiscal year. The independent members of our Board are paid an annual cash retainer of $24,000. Generally, Directors do not receive board meeting attendance fees. Our independent directors are also paid an annual cash retainer of $3,000 for each committee of the Board they serve on. In addition to the above cash retainers, directors may be compensated on an ad hoc basis for special committee or subcommittee meetings held or tasks performed by a committee or subcommittee designated by either the full Board or by a standing committee of the full Board, with such compensation determined upon completion of the tasks performed.

The following table provides information concerning the compensation of each director who served in fiscal 2019 other than Mr. Turlov whose compensation is described under the heading “Executive Compensation” elsewhere in this proxy statement and who did not receive any compensation for his services on the Board:

Name	Fees Earned or Paid in Cash($)	Stock Awards($)	All Other Compensation($)		Total ($)
Boris Cherdabayev(1)	4,666	--	--		4,666
Jason Kerr	29,314	--	--		29,314
Leonard Stillman	30,163	--	--		30,163
Arkady Rakhilkin(2)	24,218	--	--		24,218
Askar Tashtitov	--	--	65,660	(3)	65,660

(1)
On February 4, 2019, Mr. Cherdabayev was appointed as a member of the Board to fill the vacancy created by Mr. Rakhilkin’s resignation from the Board.
(2)
On February 1, 2019, Mr. Rakhilkin resigned as a member of the Board.
(3)
In November 2018 the Company began paying Mr. Tashtitov a salary of $4 million Kazakhstani tenge (approximately $11,000 USD) per month. Compensation paid to Mr. Turlov reflected in the table also includes salary-related taxes and dues of $9,183. We have an employment agreement with Mr. Tashtitov, which is the standard statutorily required employment agreement for all employees in the Republic of Kazakhstan. This standard employment agreement is limited in its terms and primarily provides for statutory requirements relating to the rights of employees, base salary, and payment of salary-related taxes and dues, which includes personal income taxes and nationally-sponsored pension program obligations. Mr. Tashtitov provides services to the Company on an at-will basis. We have no agreement with Mr. Tashtitov that could result in the payment of benefits to him in the event of his resignation, retirement or other termination or as a result of a change in control of the Company or a change in his responsibilities following a change in control of the Company.

As of March 31, 2019, no member of our Board held any outstanding stock options or other equity awards. We do not currently have a fixed plan for the award of equity compensation to our directors. Any equity grants to directors will be granted at a price equal to the fair market value of our common stock on the date of the grant. We did not award any equity compensation to our directors during the fiscal years ended March 31, 2019 or 2018.

SECURITY OWNERSHIP

As of July 15, 2019, FRHC had 58,093,212 shares of common stock issued and outstanding. The following table sets forth the outstanding shares of common stock owned of record or beneficially by each person that owned of record, or was known to us to own beneficially, more than 5% of our issued and outstanding stock, and the name and stock holdings of each director and nominee for director, and the stock holdings of all of the executive officers and directors as a group:

Name of Person or Group(1)	Nature of Ownership	Amount	Percent(2)
Principal Stockholders:
Timur Turlov	Common Stock	42,405,112	73.0%

Directors and Nominees:
Timur Turlov	Common Stock	42,405,112	73.0%
Jason Kerr	Common Stock	--	--
Boris Cherdabayev	Common Stock	18,474	*
Leonard Stillman	Common Stock	--	--
Askar Tashtitov	Common Stock	47,200	*

All Executive Officers, Directors and Nominees as a Group (6 persons(3))	Common Stock	42,548,386	73.2%

*
Less than 1%.
(1)
Unless otherwise indicated, the mailing address of each beneficial owner is c/o Freedom Holding Corp., “Esentai Tower” BC, Floor 7, 77/7 Al Farabi Ave., Almaty, 050040, Republic of Kazakhstan. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.
(2)
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.
(3)
Includes 77,600 shares held by our Chief Financial Officer, Evgeniy Ler. Of these shares, 35,000 are subject to vesting conditioned upon his continued employment with us through October 6, 2019, except upon the occurrence of certain events, such as death, disability, a change in control, or termination by us not for cause. Mr. Ler has the right to vote the unvested shares in any matter brought for a vote of our common stockholders.

For certain information concerning our executive officers, see “Information About our Executive Officers” in Item 1 of Part I of our Annual Report.

Equity Compensation Plan Information

The following table sets forth, as of July 15, 2019, certain information related to our equity compensation plans.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options,Warrants and Rights(a)	Weighted-Average Exercise Price of Outstanding Options,Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance under EquityCompensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	300,000(1)	$1.98	3,740,000(2)
Equity compensation plans not approved by security holders	--	--	--

Total	300,000	1.98	3,740,000

(1)
Consists solely of stock options awarded to two Company employees. These options are subject to a three-year vesting period contingent upon continued employment with the Company, with one-third of the option grants vesting each year on the anniversary date of grant, which was October 6, 2017. The options are nonqualified options and expire on October 6, 2027. The exercise price of the options is $1.98 per share.
(2)
Securities available for award under the Freedom Holding Corp., 2019 Equity Incentive Plan.

EXECUTIVE COMPENSATION

The table below summarizes compensation paid to or earned by our named executive officers (“NEOs”) for the years ended March 31, 2019 and 2018.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)		Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Timur Turlov	2019	101,043	--		--	21,842	122,885
CEO and Chairman	2018	95,440	--		--	19,213	114,653

Evgeniy Ler	2019	74,459	--		--	13,005	87,464
CFO	2018	20,825	147,000	(3)	--	4,769	172,594

(1)
Annual salary is net of all salary-related taxes and dues required under the laws of the Russian Federation and the Republic of Kazakhstan, which are legally the responsibility of the Company.
(2)
Includes salary-related taxes and dues of $18,513 and a car allowance of $3,329 for Mr. Turlov and salary-related taxes and dues of $13,005 for Mr. Ler during fiscal 2019. Includes salary-related taxes and dues of $16,927 and a car allowance of $2,286 for Mr.Turlov and salary-related taxes and dues of $4,769 for Mr. Ler for the year 2018.
(3)
Consists of a restricted stock award of 70,000 shares made on October 6, 2017, valued at $2.10 per share which vest as described in the notes to the table under “Outstanding Equity Awards at Fiscal Year-End” below.

Outstanding Equity Awards at Fiscal Year-End

Mr. Turlov held no outstanding equity awards from the Company as of the fiscal year ended March 31, 2019. On October 6, 2017, Mr. Ler was awarded a restricted stock grant of 70,000 shares. 35,000 shares vested on October 6, 2018, and assuming Mr. Ler satisfies the applicable vesting conditions, the remaining 35,000 vest will vest on October 6, 2019.

	STOCK AWARDS
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Timur Turlov	--		--	--	--

Evgeniy Ler	35,000	(2)	303,450	--	--
(1)
Valued at the closing market price of our common stock on March 29, 2019 - $8.67.
(2)
35,000 shares will vest to Mr. Ler on October 6, 2019, subject to his continued employment with us through October 6, 2019.

Option Exercises and Stock Vested

Neither Mr. Turlov nor Mr. Ler exercised stock options and no stock vested to Mr. Turlov during fiscal 2018 or 2019. During fiscal 2019 35,000 shares of restricted stock vested to Mr. Ler.

Nonqualified Deferred Compensation

We do not have a deferred compensation program for our employees, officers or directors.

Pension and Retirement Benefits

We do not offer a company-sponsored pension program or retirement benefits for our employees, officers or directors. Several of the countries in which we operate have nationally-sponsored pension programs to which we are required to make contributions. Such contributions are paid by us to the government on behalf of the employee. We do not have other liabilities related to any supplementary pensions, post-retirement health care, insurance benefits or retirement indemnities.

Employment Agreements

At this time we do not have a written or unwritten employment agreement with Mr. Turlov. The employment agreement we have with Mr. Ler is the standard statutorily required employment agreement for all employees in the Republic of Kazakhstan. This standard employment agreement is limited in its terms and primarily provides for statutory requirements relating to the rights of employees, base salary, and payment of salary-related taxes and dues, include personal income taxes and pension fund obligations. Both Mr. Turlov and Mr. Ler provide services to the Company on an at-will basis.

Potential Payments upon Termination or Change in Control

We do not currently have any contract, agreement, plan or arrangement with Mr. Turlov or Mr. Ler that would result in any potential payment upon resignation, retirement or other termination of employment with the Company or as a result of a change in control of the Company or change of responsibilities of either individual in the event of a change in control of the Company.

PROPOSAL TWO—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the audit committee, has appointed WSRP, LLC to serve as our independent registered public accounting firm for fiscal year 2020.

Representatives of WSRP, LLC are expected to be present telephonically at the 2019 Annual Meeting and are expected to be available to respond to appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

We are asking our stockholders to ratify the selection of WSRP, LLC as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of WSRP, LLC to our stockholders for ratification as our audit committee has recommended because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. If our stockholders fail to ratify the selection, we will consider that failure as a direction to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm, at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Pre-Approval of Services

In June 2018 our Board adopted an Audit Committee Charter, which was subsequently amended in February 2019, and staffed the audit committee in July 2018. Prior to staffing the audit committee, the procedures that are now performed by the audit committee were performed by our full Board.

The audit committee annually engages our independent registered public accounting firm and pre-approves, for the following fiscal year, their services related to the annual audit and interim quarterly reviews of our financial statements and all reasonably-related assurance services. All non-audit services are considered for pre-approval by the audit committee as our management requests.

Audit committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the audit committee regarding our engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service provided and those policies and procedures do not include delegation of the audit committee’s responsibilities under the Exchange Act to our management.

Audit Fees

The firm of WSRP, LLC has served as our independent registered public accounting firm for the fiscal years ended March 31, 2019 and 2018. Principal accounting fees for professional services provided to us by WSRP, LLC for the fiscal years ended March 31, 2019 and 2018 are summarized as follows:

Fee Type	For the year ended March 31, 2019 ($)	For the year ended March 31, 2018 ($)
Audit fees	607,380	90,612
Audit-related fees	31,197	259,505
Tax fees	8,334	16,302
All other fees	---	—

Total	646,911	366,419

Audit Fees. Audit fees were for professional services rendered in connection with the audit of the financial statements included in our annual report on Form 10-K and review of the financial statements included in our quarterly reports of Form 10-Q and for services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and fees for Sarbanes-Oxley 404 audit work.

Audit-Related Fees. Audit-related fees during the fiscal year ended March 31, 2019, were primarily fees billed for professional services related to foreign statutory reporting and document review. Audit-related fees during the fiscal year ended March 31, 2018, were primarily for professional services related to the acquisitions of Freedom RU and its subsidiaries and FFINEU Investment Limited.

Tax Fees. Fees billed for professional services rendered for tax compliance, tax advice and tax planning within the United States for the fiscal years ended March 31, 2019 and 2018.

The audit committee has determined that the provision of services by our independent registered accounting firm described above is compatible with maintaining WSPR, LLC’s independence.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF WSRP, LLC AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE 2020 FISAL YEAR.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements discussed above under “Executive Compensation” elsewhere in this proxy statement, the following is a description of transactions since April 1, 2017, to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest or such other persons as may be required to be disclosed pursuant to Item 404 of Regulation S-K, which we refer collectively refer to as related parties.

From time to time in the ordinary course of business, we, through our subsidiaries, engage in transactions with other corporations or entities whose owners, executive officers or directors are also directors, executive officers or shareholders of FRHC or have an affiliation with our directors, executive officers or shareholders. Such transactions are conducted on an arm’s-length basis.

Certain of our executive officers, directors, greater than 5% shareholders and persons or entities affiliated with them have brokerage and/or other discretionary accounts with our subsidiary companies and engage in transactions with those entities in the ordinary course of business involving brokerage, banking and investment banking services. Such transactions are made on substantially the same terms and conditions as other similarly-situated clients who are not our directors, executive officers or greater than 5% shareholders or their affiliates. In connection with these accounts, our subsidiaries may extend credit in the ordinary course of business to certain of our directors, executive officers, greater than 5% shareholders and persons or entities affiliated with them. These extensions of credit may be in connection with margin loans or other extensions of credit by our subsidiaries in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable extensions of credit with persons not related to the lender and do not involve more than the normal risk of collectability or present other unfavorable features.

In November 2015, we entered into a Share Exchange and Acquisition Agreement with Timur Turlov (the “Acquisition Agreement”) to acquire certain securities brokerage and financial services companies located primarily in Eastern Europe and Central Asia. In accordance with the Acquisition Agreement, in June 2017, we closed the acquisition of LLC IC Freedom Finance (“Freedom RU”) and its subsidiaries and the securities brokerage and financial services business conducted by them in Russia and Kazakhstan. We acquired Freedom RU from Mr. Turlov in exchange for 20,665,023 shares of our common stock. In November 2017, we acquired FFINEU Investments Limited (n.k.a. Freedom Cyprus Limited) (“Freedom CY”) and the securities brokerage and financial services business conducted by it in Cyprus, from Mr. Turlov in exchange for 12,758,011 shares of our common stock.

In December 2017, Freedom CY received a loan for $94,368 from D-FINANCE, Inc., an entity in which Mr. Turlov is a stockholder. The loan matures in December 2019, and bears interest at a rate of 1% per annum. The full principal amount and accrued interest is payable at the end of the loan term. The amount of interest accrued on the loan as of June 30, 2019 was $1,404. As a result of fluctuations between the USD and Euro (the originating currency of the loan) the outstanding balance of the loan as of June 30, 2019, was $92,442.

In April 2018, our subsidiary JSC Freedom Finance (“Freedom KZ”) completed the sale of certain apartments it owned to Turlov Property Management LLC, for $929,779. The purchase price was approximately equal to the fair value of the apartments. Mr. Turlov is a member of Turlov Property Management LLC.

In March 2018, we completed a private placement to accredited investors of 5,426,612 shares of our restricted common stock at a price of $5.50 per share in exchange for aggregate offering proceeds of $29,846,366 (the “March 2018 Private Placement.”) In connection with the March 2018 Private Placement, we paid placement agent fees of $447,695 to FFIN Brokerage Services Inc, (“FFIN Brokerage”) a securities broker-dealer. Mr. Turlov is a director and sole owner of FFIN Brokerage. Askar Tashtitov, a Company director, purchased 28,000 shares for $154,000 in the March 2018 Private Placement.

During the fiscal years ended March 31, 2019 and 2018, Mr. Turlov made capital contributions of $225,000 and $8,594,000, respectively, to the Company.

In March 2018, we loaned $1,747,887 to FFIN Brokerage to advance our business purposes. The loan was made in the ordinary course of our business operations and at arm’s length. The loan bore interest at a rate of 4% per annum and was repaid in June 2018.

In April 2018, Freedom KZ completed the acquisition and merger of JSC Asyl Invest (“Asyl”) and the securities brokerage business conducted by it in Kazakhstan. At the time of the acquisition, Asyl was 100% controlled by Mr. Turlov. The Company acquired Asyl from Mr. Turlov for approximately $2,240,424, which was equal to the fair value of the net assets acquired.

In May 2018, our subsidiary Freedom RU completed the acquisition and merger of LLC Nettrader (“Nettrader”) and the securities brokerage business conducted by it in Russia. At the time of the acquisition, Nettrader was 100% controlled by Mr. Turlov. The consideration for closing the Nettrader acquisition was $3,815,523, which was equal to the fair value of the net assets received by Freedom RU, and paid to Mr. Turlov.

During fiscal 2019, we received loans totaling $3,866,425 as of March 31, 2019, from FFIN Brokerage. These loans mature at various dates from April 30, 2019 through December 31, 2019. The loans bear interest at a rate of 3% per annum. The full principal amount and accrued interest is payable at the end of the term of the loans. The amount of interest accrued on the loans as of March 31, 2019 was $46,943.

As noted elsewhere in this proxy statement, under U.S. exchange and market rules, we are deemed a “Controlled Company” because Mr. Turlov owns 73% of our total outstanding common stock. The Audit Committee Charter provides that the audit committee will review all relationships and transactions with related parties. Based on all the relevant facts and circumstances, the audit committee will decide whether a related-person transaction is appropriate and will approve only those transactions that are in our best interests and that conform with SEC rules prohibiting personal loans to executive officers and directors.

STOCKHOLDER PROPOSALS
FOR THE 2020 ANNUAL MEETING

As required by SEC Rule 14a-8 and provided in the proxy access provisions of our By-Laws, you may request that we include a proposal in the proxy statement and form of proxy for our 2020 annual meeting of stockholders (the “2020 Annual Meeting”). The proposal must be in writing and should be mailed by certified mail, return receipt requested, and must comply in all respects with Rule 14a-8 under the Exchange Act, the laws of the state of Nevada and our By-Laws. Your proposals should be delivered to the Chairman of the Nominating and Corporate Governance Committee c/o Corporate Secretary, Freedom Holding Corp, “Esentai Tower” BC, Floor 7, 77/7 Al Farabi Ave., Almaty, 050040, Republic of Kazakhstan. For a proposal to be included in our Proxy Materials for the 2020 Annual Meeting, it must delivered to us not earlier than the close of business on April 13, 2020, and not later than the close of business on May 13, 2020. In the event that our 2020 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of our 2019 Annual Meeting, your proposal must be delivered to us not earlier than the close of business on the 150th day prior to the date of our 2020 Annual Meeting and not later than the close of business on the later to occur of (i) the 120th day prior to the 2020 Annual Meeting, and (ii) the tenth day following the day following the day on which public announcement of the date of such meeting is first made.

Notice of any proposal that you intend to present at the 2020 Annual Meeting, but do not intend to have included in the proxy statement and form of proxy relating to the 2020 Annual Meeting (other than pursuant to Rule 14a-8 or the proxy access provisions of our By-laws), must be in writing and delivered to us at our principal executive offices not earlier than close of business on May 13, 2020, and not later than the close of business on June 12, 2020. In the event that our 2020 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of our 2019 Annual Meeting, your proposal must be delivered to us not earlier than the close of business on the 120th day prior to the date of our 2020 Annual Meeting and not later than the close of business on the later to occur of (i) the 90th day prior to the 2020 Annual Meeting, and (ii) the tenth day following the day following the day on which public announcement of the date of such meeting is first made.

Each item of business proposed by a stockholder, including director nominations, must be made in accordance with our By-laws, Nevada state corporate law and any other applicable law, rule or regulation. In addition, any notice of a proposed director candidate must also comply with our By-laws, including the criteria set forth under “Stockholder Nominees for Director” elsewhere in this this proxy statement. If written notice is not given in accordance with these requirements, the proposal or nomination will be considered deficient or untimely, as applicable, and we may exclude such business from consideration at the meeting.

For all matters other than director nominations that you wish to bring before the meeting, you must provide the following information:

●
a brief description of the business desired to be brought before the meeting;
●
the reason for conducting such business at the meeting;
●
the text of any proposal or business;

●
any substantial interest (such as financial or personal interest) you and the beneficial owner, if any, on whose behalf the matter is being proposed have in the matter;
●
any other information relating to you and the beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;
●
a description of all agreements, arrangements, or understandings between or among you and the beneficial owner, if any, on whose behalf you are making the proposal, including any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or persons or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such person or persons, or their affiliates or associates; and
●
As to you, you must provide:
o
your name and address as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is being made;
o
the class and number of our shares which are owned by you (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of your notice, and a representation that you will notify us in writing of the class and number of such shares owned of record and beneficially by you as of the record date for the meeting within five business days after the record date for such meeting;
o
a description of any agreement, arrangement, or understanding with respect to such nomination between or among you or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that you will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
o
a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of your notice by, or on your behalf, or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of our stock, and a representation that you will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
o
a representation that you are a holder of record of our shares entitled to vote at the meeting and you intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and
o
a representation whether you intend to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

2019 ANNUAL REPORT ON FORM 10-K

Included with these Proxy Materials is a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that Annual Report on Form 10-K without charge. We will also mail to you without charge, upon request, a copy of any document specifically referenced or incorporated by reference in this proxy statement. Please direct your request to Corporate Secretary at Freedom Holding Corp, 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134.

OTHER MATTERS

We know of no other matters to be submitted to our stockholders at the 2019 Annual Meeting. If any other matters are properly brought before the 2019 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

FREEDOM HOLDING CORP.
P.O. Box 540507
North Salt Lake, Utah 84054

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on September 8, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on September 8, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR Proposals 1 and 2:

	For All	Withhold All	For All Except
1. Election of Directors - To be elected for terms expiring in 2022:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01. Timur Turlov 02. Jason Kerr

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000426899_1 R1.0.1.18

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FREEDOM HOLDING CORP.

The undersigned hereby appoints Askar Tashtitov and Evgeniy Ler and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Freedom Holding Corp. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held September 10, 2019 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

0000426899_2 R1.0.1.18